united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2015

Item 1. Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Annual Report
December 31, 2015

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380

www.TransWesternFunds.com

Market Conditions:

Similar to last year, the US Treasury curve flattened again during 2015. The rise in the short end of the curve was a result of improving US economic and employment data and increasing positioning for a Fed rate hike during the year, which ultimately occurred in December. The longer end of the curve rose at a slower pace due in part to sluggish global growth and further deflationary measures by central banks in Europe and Asia. The substantial, sustained strengthening of the US dollar coupled with falling commodity prices were among the main deterrents of global growth forecasts during the year.

Volatility remained elevated in the US Treasury market for most of Q1, with roots in the dropping oil prices, the US dollar and the Fed. Treasury yields plunged in January before rebounding into February as oil prices finally started to stabilize. The bounce in yields finally peaked with the very strong February nonfarm payroll report on March 6th which was also the peak in expectations for a June hike by the FOMC. Otherwise, US data steadily disappointed in almost every way possible due to what seems to be a confluence of events including the drop in oil prices, the stronger dollar, the dock workers strike and bad weather. This weak string of economic news was followed by a Fed sounding more dovish than expected at the March FOMC meeting on March 18th. The market had been more sensitive to weaker US data ever since with the 10-year yield remaining below 2% since that day, along with a pronounced top in the dollar and a bottom in oil prices around the same date.

US Treasury yields the rose across the curve in Q2 accompanied by elevated levels of interest rate volatility. For much of the quarter US yields reacted to much sharper moves in the German Bund surrounding the ECB’s QE program and deflation risks. The US 10-year yield fell as low as 1.87% in April and rose as high as 2.49% in June. Throughout this period of volatility, data in the US fairly consistently disappointed compared to expectations as the long-awaited economic rebound mostly failed to occur. The lack of a resolution to the Greek crisis near quarter end also weighed on yields. Only in June did we begin to see more optimistic data. More consistency in jobs and wage growth, retail sales, the housing market and PMI reports all raised the possibility that the FOMC could start to hike in September. The divergence between the US appearing more resilient and the rest of the world looking less stable had many focused on a delay in a tightening of US monetary policy.

The Treasury yield curve flattened in Q3 as markets coped with an equity market correction, uncertainty about Federal Reserve policy, and weakness in emerging-market economies. Volatility increased and was, on average, elevated relative to previous quarters, with the 10-year yield moving 10 basis points or more on five days during the quarter. The 10-year yield dropped to 2.00% amid the sell-off in US equities in August, before rising gradually to 2.30% prior to the September FOMC decision, which saw the Fed stay on hold. Longer-dated Treasuries subsequently rallied on the prospect of prolonged easing and a shift to a risk-off tone, as the market interpreted the FOMC decision as evidence that policymakers may be less optimistic about the growth outlook. Data releases and comments from Fed officials during Q3 contributed to swings in the market consensus on the timing of the first rate increase. Early in the quarter, robust employment numbers and a strong result for Q2 GDP seemed to build the case for a September move. However, fears of a China-induced global slowdown, the strong US dollar, and the performance of US stocks reduced conviction that raising rates was appropriate.

The Treasury yield curve flattened in Q4 as the market adjusted to expectations that the Federal Reserve would hike interest rates at the December meeting, supported by improved labor market data. Indeed, the FOMC raised the funds rate in mid-December, as was widely expected by the market, with the initial increase priced in. However, the Fed and the market diverge significantly on the path ahead, with the market pricing in a shallower path for the policy rate in 2016. Much depends on whether the Fed’s view that inflation will rebound to normal levels in the coming months is validated. The US economy added 271,000 jobs in October, and the unemployment rate ended the year at 5.0%, only 0.1pp higher than the FOMC’s own longer-run projection. Average hourly earnings rose to 2.3% yoy in November, a sign that wage growth is progressing. However, core inflation in November remained weak at 1.3% year-over-year. The short end of the curve sold off in Q4 as the case for a December rate hike solidified. The 2-year yield rose 42 basis points to 1.05%, and the 5-year yield rose 40 basis points to 1.76%. Anchored by longer-term inflation and growth expectations, both of which have been revised down, the 10-year yield rose less, moving up 23 basis points to end the year at 2.27%. Overall, the US government market returned -0.92% in Q4 2015.

Performance Results:

In 2015, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned 0.38% which was approximately 44 basis points lower than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned 0.82% over the same period.

Explanation of Fund Performance:

The Fund and its benchmark generated positive absolute returns in 2015. In general, the Fund lagged the Benchmark in performance for the 1-year period mostly due to negative effects of security selection. Favorable sector allocation and yield curve positioning effects, however, helped close the gap in underperformance.

The Fund’s largest allocation by market value continued to be in agency mortgage-backed pass through securities (Agency MBS). Although this sector generated positive absolute returns, negative effects of security selection weighed heavily on relative performance. One of the primary positive contributors to excess return for the year was a sizeable underweight position to US Treasurys. The Fund’s out of benchmark exposure to agency collateralized mortgage obligations (Agency CMOs) also added to excess relative performance as these securities were able to outperform Treasurys on a duration-adjusted basis. On average for the year, the Fund’s effective duration was about 0.01 years shorter than the benchmark. However, as of December 31, 2015, the Fund’s duration relative to its benchmark duration shortened to approximately 2.18 years versus 2.43 years. Although the team has been targeting duration that is neutral to the benchmark, the impact from duration and yield curve positioning was a strong positive for the year. Overall, short duration fared better than longer duration as the yield curve flattened over 2015.

Outlook:

The first Federal Reserve interest rate hike in seven years was a widely anticipated and a relative non-event for financial markets. Treasuries remain range-bound. The focus was on what the Fed said, not what the Fed did, as the hike was universally expected. Markets are priced for much less Fed tightening than what is implied by the Fed “dot plot”. As global risks seem more deflationary than inflationary, we are inclined to agree with market forwards. Agency MBS spreads are narrow on a historical basis and refinancing risk is beginning to increase as mortgages issued in recent years are of relatively high quality compared to earlier years. We favor sectors that are less likely to refinance, such as low-loan balance mortgages and home equity conversion mortgages.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW
December 31, 2015 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmarks:

		Annualized	Annualized
	One Year	Three Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	0.38%	0.75%	1.42%
Barclays Capital Mortgage Backed Securities Index ***	1.51%	2.01%	2.98%
Barclays Capital Short Treasury Index ****	0.13%	0.12%	0.15%
Blended Benchmark Index *****	0.82%	1.07%	1.56%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Per the fee table in the Fund’s April 30, 2015 prospectus, the total annual operating expenses are 0.70% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

****	The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2015

Holdings By Investment Type	% of Net Assets
U.S. Government Agencies	84.1%
U.S. Treasury Notes	15.6%
Other assets less liabilities	0.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2015

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 84.1%
	FEDERAL HOME LOAN MORTGAGE CORP. - 22.7% (a)
$1,030,449	FHLMC Multifamily Structured Pass Through Certificates (c)	3.1540	2/25/2018	$1,062,337
500,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.6990	5/25/2018	511,156
215,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.4120	8/25/2018	218,821
545,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.3230	10/25/2018	553,229
2,170,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.1300	1/25/2019	2,189,862
51,332	FHLMC Multifamily Structured Pass Through Certificates (b,c)	0.7716	4/25/2019	51,291
6,123,000	FHLMC Multifamily Structured Pass Through Certificates (c)	1.8690	11/25/2019	6,094,590
538,000	FHLMC Multifamily Structured Pass Through Certificates (c)	3.9740	1/25/2021	580,634
1,038,000	FHLMC Multifamily Structured Pass Through Certificates (c)	3.9890	6/25/2021	1,115,001
2,070,145	FHLMC Multifamily Structured Pass Through Certificates (b,c)	0.5220	11/25/2021	2,070,240
3,845,000	FHLMC Multifamily Structured Pass Through Certificates (b,c)	3.3200	2/25/2023	4,008,114
5,560,000	FHLMC Multifamily Structured Pass Through Certificates (b,c)	3.2500	4/25/2023	5,763,987
3,700,000	FHLMC Multifamily Structured Pass Through Certificates (c)	2.7700	5/25/2025	3,650,938
2,800,000	FHLMC Multifamily Structured Pass Through Certificates (c)	3.3290	5/25/2025	2,877,867
5,290,000	FHLMC Multifamily Structured Pass Through Certificates (b,c)	1.0719	9/25/2025	5,262,235
35,161	Freddie Mac Gold Pool	7.5000	6/1/2017	35,840
467,353	Freddie Mac Gold Pool	5.0000	5/1/2041	513,475
1,581,713	Freddie Mac Gold Pool	3.5000	5/1/2043	1,633,638
313,325	Freddie Mac Gold Pool	4.0000	2/1/2044	333,898
74,473	Freddie Mac Non Gold Pool (b)	2.2500	1/1/2023	76,542
48,192	Freddie Mac Non Gold Pool (b)	2.5260	7/1/2024	50,315
614,763	Freddie Mac Non Gold Pool (b)	2.5550	1/1/2033	656,531
3,149,865	Freddie Mac Non Gold Pool (b)	2.4700	8/1/2033	3,326,746
368,549	Freddie Mac Non Gold Pool (b)	2.5680	11/1/2033	391,641
650,315	Freddie Mac Non Gold Pool (b)	2.5410	6/1/2034	688,234
706,939	Freddie Mac Non Gold Pool (b)	2.2500	1/1/2035	752,282
384,263	Freddie Mac Non Gold Pool (b)	2.5370	1/1/2035	407,856
684,955	Freddie Mac Non Gold Pool (b)	2.4870	2/1/2035	726,949
497,625	Freddie Mac Non Gold Pool (b)	2.5220	9/1/2035	528,074
698,838	Freddie Mac Non Gold Pool (b)	2.4980	2/1/2036	739,340
502,413	Freddie Mac Non Gold Pool (b)	2.6540	2/1/2036	533,768
551,202	Freddie Mac Non Gold Pool (b)	2.4870	3/1/2036	581,951
195,342	Freddie Mac Non Gold Pool (b)	2.4380	4/1/2036	206,091
1,034,695	Freddie Mac Non Gold Pool (b)	2.7520	5/1/2036	1,100,888
1,088,425	Freddie Mac Non Gold Pool (b)	2.5150	11/1/2036	1,156,483
1,604,633	Freddie Mac Non Gold Pool (b)	2.8010	11/1/2036	1,703,046
1,999,468	Freddie Mac Non Gold Pool (b)	2.5230	3/1/2037	2,114,670
261,325	Freddie Mac Non Gold Pool (b)	2.8050	3/1/2037	281,252
357,350	Freddie Mac Non Gold Pool (b)	2.4830	4/1/2037	380,872
543,982	Freddie Mac Non Gold Pool (b)	2.5390	4/1/2037	576,524
181,332	Freddie Mac Non Gold Pool (b)	2.4960	5/1/2037	185,972
136,224	Freddie Mac Non Gold Pool (b)	2.2020	6/1/2037	143,855
157,609	Freddie Mac Non Gold Pool (b)	2.2690	6/1/2037	163,781
86,621	Freddie Mac Non Gold Pool (b)	3.9460	12/1/2037	90,533
4,101,771	Freddie Mac Non Gold Pool (b)	2.5630	3/1/2038	4,376,603
473,489	Freddie Mac Non Gold Pool (b)	2.4680	9/1/2038	499,364
5,501,763	Freddie Mac Non Gold Pool (b)	2.4940	9/1/2038	5,837,390
211,945	Freddie Mac Non Gold Pool (b)	2.5060	9/1/2038	224,370
538,036	Freddie Mac Non Gold Pool (b)	2.3900	11/1/2038	569,838
331,955	Freddie Mac Non Gold Pool (b)	2.5180	11/1/2038	352,348
70,510	Freddie Mac REMICS (b,c)	0.5305	10/15/2017	70,575
104,323	Freddie Mac REMICS (c)	5.0000	2/15/2018	107,113
115,381	Freddie Mac REMICS (b,c)	0.4805	4/15/2018	115,305
407,248	Freddie Mac REMICS (c)	5.0000	10/15/2019	425,908
386,843	Freddie Mac REMICS (c)	4.0000	2/15/2020	399,345
374,773	Freddie Mac REMICS (c)	4.5000	2/15/2020	388,178
434,946	Freddie Mac REMICS (c)	6.5000	12/15/2023	475,690

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 84.1%
	FEDERAL HOME LOAN MORTGAGE CORP. - 22.7% (a)(continued)
$1,786,083	Freddie Mac REMICS (c)	5.0000	12/15/2024	$1,924,590
191,930	Freddie Mac REMICS (c)	5.0000	1/15/2026	208,032
18,255	Freddie Mac REMICS (c)	4.5000	11/15/2028	18,399
226,973	Freddie Mac REMICS (c)	6.5000	12/15/2028	257,685
172,727	Freddie Mac REMICS (c)	6.0000	3/15/2029	188,760
65,874	Freddie Mac REMICS (b,c)	1.2805	12/15/2031	67,270
31,749	Freddie Mac REMICS (b,c)	0.8305	3/15/2032	32,213
115,773	Freddie Mac REMICS (b,c)	1.3305	3/15/2032	119,517
31,540	Freddie Mac REMICS (c)	5.0000	10/15/2032	31,740
346,231	Freddie Mac REMICS (b,c)	0.7305	11/15/2032	350,010
117,113	Freddie Mac REMICS (c)	5.0000	11/15/2032	117,298
198,955	Freddie Mac REMICS (b,c)	1.0805	12/15/2032	203,287
42,251	Freddie Mac REMICS (b,c)	0.7305	1/15/2033	42,641
40,401	Freddie Mac REMICS (c)	5.5000	7/15/2033	42,310
57,266	Freddie Mac REMICS (c)	4.2500	3/15/2034	59,434
144,976	Freddie Mac REMICS (c)	4.5000	8/15/2034	151,078
575,228	Freddie Mac REMICS (c)	5.5000	11/15/2034	583,865
1,030,932	Freddie Mac REMICS (c)	5.5000	5/15/2035	1,139,108
52,672	Freddie Mac REMICS (b,c)	0.7205	8/15/2035	52,773
1,490,000	Freddie Mac REMICS (c)	5.0000	9/15/2035	1,639,915
29,786	Freddie Mac REMICS (b,c)	0.5705	5/15/2036	29,785
952,501	Freddie Mac REMICS (b,c)	4.2410	12/15/2036	985,696
2,639,524	Freddie Mac REMICS (c)	5.5000	2/15/2038	2,865,607
295,543	Freddie Mac REMICS (c)	4.0000	4/15/2041	310,994
497,028	Freddie Mac REMICS (b,c)	3.7003	6/15/2048	498,097
				81,853,480
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 28.1% (a)
4,845,000	Fannie Mae TBA	3.0000	2/1/2046	4,835,770
4,000,000	Fannie Mae TBA	4.0000	2/1/2041	4,225,032
21,042	Fannie Mae Pool (b)	2.1190	1/1/2019	21,421
42,406	Fannie Mae Pool (b)	1.8840	2/1/2020	43,789
89,323	Fannie Mae Pool (b)	3.6040	2/1/2023	91,590
305,183	Fannie Mae Pool	5.5000	11/1/2023	334,372
67,595	Fannie Mae Pool (b)	2.5110	2/1/2025	68,684
42,057	Fannie Mae Pool (b)	3.1780	7/1/2029	43,181
44,247	Fannie Mae Pool (b)	2.7280	11/1/2029	45,113
72,829	Fannie Mae Pool (b)	2.6400	1/1/2030	73,542
90,249	Fannie Mae Pool (b)	2.5200	5/1/2031	91,271
121,185	Fannie Mae Pool (b)	2.3750	5/1/2032	124,065
70,263	Fannie Mae Pool (b)	2.4190	5/1/2032	73,157
74,689	Fannie Mae Pool (b)	2.2590	3/1/2033	77,703
521,612	Fannie Mae Pool (b)	2.4490	4/1/2033	553,104
428,851	Fannie Mae Pool	6.0000	4/1/2033	493,655
570,320	Fannie Mae Pool (b)	2.5370	6/1/2033	602,374
62,059	Fannie Mae Pool (b)	2.4440	7/1/2033	64,250
116,646	Fannie Mae Pool (b)	2.6790	8/1/2033	123,954
83,422	Fannie Mae Pool (b)	2.7500	9/1/2033	84,122
784,070	Fannie Mae Pool (b)	2.5380	10/1/2033	828,932
851,580	Fannie Mae Pool (b)	2.6250	10/1/2033	901,747
1,494,750	Fannie Mae Pool (b)	2.4250	11/1/2033	1,579,179
198,712	Fannie Mae Pool (b)	1.4430	4/1/2034	203,618
460,098	Fannie Mae Pool (b)	2.4530	4/1/2034	487,422
403,755	Fannie Mae Pool (b)	2.3320	9/1/2034	427,706
2,312,599	Fannie Mae Pool (b)	2.4520	10/1/2034	2,453,050
483,241	Fannie Mae Pool (b)	1.9310	1/1/2035	505,673
1,360,470	Fannie Mae Pool (b)	2.4460	1/1/2035	1,442,854
108,348	Fannie Mae Pool (b)	2.4620	5/1/2035	114,683

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 84.1%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 28.1% (a)(continued)
$361,344	Fannie Mae Pool (b)	2.8170	5/1/2035	$386,872
301,985	Fannie Mae Pool (b)	3.2230	6/1/2035	322,288
254,283	Fannie Mae Pool (b)	2.0100	7/1/2035	265,050
1,170,449	Fannie Mae Pool (b)	2.2910	7/1/2035	1,235,047
945,738	Fannie Mae Pool (b)	2.4730	7/1/2035	1,002,229
265,144	Fannie Mae Pool	5.0000	7/1/2035	293,378
415,849	Fannie Mae Pool (b)	1.8900	8/1/2035	433,889
304,203	Fannie Mae Pool (b)	2.4050	8/1/2035	322,884
656,966	Fannie Mae Pool (b)	2.4730	8/1/2035	694,978
624,326	Fannie Mae Pool (b)	2.4730	8/1/2035	661,706
387,683	Fannie Mae Pool (b)	2.3280	9/1/2035	411,899
38,448	Fannie Mae Pool (b)	2.1220	11/1/2035	40,370
107,479	Fannie Mae Pool (b)	3.0880	11/1/2035	114,647
874,760	Fannie Mae Pool (b)	2.3280	1/1/2036	929,917
158,393	Fannie Mae Pool (b)	2.3930	1/1/2036	168,169
1,079,880	Fannie Mae Pool (b)	2.7380	1/1/2036	1,160,726
114,710	Fannie Mae Pool (b)	1.8530	2/1/2036	120,844
957,073	Fannie Mae Pool (b)	2.0840	2/1/2036	1,001,241
86,945	Fannie Mae Pool (b)	2.4590	6/1/2036	92,521
185,039	Fannie Mae Pool (b)	2.6860	8/1/2036	197,509
616,862	Fannie Mae Pool (b)	2.7660	8/1/2036	649,986
201,360	Fannie Mae Pool (b)	2.3950	9/1/2036	213,451
91,818	Fannie Mae Pool (b)	2.5730	9/1/2036	97,547
327,593	Fannie Mae Pool (b)	2.5380	10/1/2036	348,695
1,261,367	Fannie Mae Pool (b)	2.5460	10/1/2036	1,337,411
1,604,704	Fannie Mae Pool (b)	2.8410	10/1/2036	1,712,926
3,194,394	Fannie Mae Pool (b)	2.4330	3/1/2037	3,400,886
3,792,026	Fannie Mae Pool (b)	2.5570	3/1/2037	4,019,266
1,186,265	Fannie Mae Pool (b)	2.2780	4/1/2037	1,250,733
1,442,122	Fannie Mae Pool (b)	2.3080	4/1/2037	1,531,467
318,288	Fannie Mae Pool (b)	2.5300	6/1/2037	338,575
385,998	Fannie Mae Pool (b)	2.4830	7/1/2037	410,624
1,467,663	Fannie Mae Pool (b)	2.6070	7/1/2037	1,559,031
517,177	Fannie Mae Pool	3.5000	7/1/2037	534,576
199,934	Fannie Mae Pool	5.0000	7/1/2037	221,259
33,024	Fannie Mae Pool	5.5000	7/1/2037	36,790
2,060,316	Fannie Mae Pool (b)	2.2670	9/1/2037	2,199,862
562,754	Fannie Mae Pool (b)	2.4440	9/1/2037	597,748
645,274	Fannie Mae Pool (b)	5.4420	1/1/2038	647,563
459,492	Fannie Mae Pool (b)	2.3800	8/1/2038	489,146
48,285	Fannie Mae Pool (b)	2.4740	8/1/2039	51,153
204,415	Fannie Mae Pool (b)	2.3100	12/1/2039	215,790
174,935	Fannie Mae Pool	5.0000	6/1/2040	193,206
395,749	Fannie Mae Pool (b)	2.8610	7/1/2041	413,220
2,242,260	Fannie Mae Pool	3.5000	6/1/2042	2,317,713
1,619,727	Fannie Mae Pool	3.5000	7/1/2042	1,674,099
10,087,269	Fannie Mae Pool	3.5000	9/1/2042	10,425,017
2,422,579	Fannie Mae Pool	3.5000	9/1/2042	2,503,695
2,263,489	Fannie Mae Pool	4.0000	11/1/2042	2,410,801
2,543,618	Fannie Mae Pool	3.5000	12/1/2042	2,629,428
1,181,145	Fannie Mae Pool	3.0000	1/1/2043	1,180,229
3,058,817	Fannie Mae Pool	3.0000	3/1/2043	3,056,436
1,779,964	Fannie Mae Pool	3.5000	4/1/2043	1,839,896
863,268	Fannie Mae Pool	4.0000	4/1/2043	918,772
2,423,926	Fannie Mae Pool	3.0000	7/1/2043	2,429,742
1,677,991	Fannie Mae Pool	4.0000	8/1/2043	1,778,985
113,163	Fannie Mae Pool (b)	1.4430	9/1/2044	115,995

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 84.1%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 28.1% (a)(continued)
$84,345	Fannie Mae REMICS (c)	4.0000	1/25/2019	$86,526
67,723	Fannie Mae REMICS (b,c)	1.3216	5/25/2022	68,540
58,312	Fannie Mae REMICS (c)	5.0000	5/25/2023	61,691
5,095	Fannie Mae REMICS (c)	5.0000	7/25/2025	5,109
714,027	Fannie Mae REMICS (c)	5.5000	11/25/2025	777,173
37,092	Fannie Mae REMICS (b,c)	0.6005	11/17/2029	37,213
1,042,910	Fannie Mae REMICS (b,c)	0.9100	12/18/2030	1,057,585
715,339	Fannie Mae REMICS (b,c)	0.9100	12/18/2030	725,404
284,874	Fannie Mae REMICS (b,c)	1.4216	8/25/2031	292,047
23,745	Fannie Mae REMICS (b,c)	0.9716	4/25/2032	23,905
57,158	Fannie Mae REMICS (c)	5.0000	11/25/2032	61,811
467,050	Fannie Mae REMICS (c)	6.0000	11/25/2032	530,911
343,039	Fannie Mae REMICS (b,c)	1.0216	12/25/2032	348,109
99,753	Fannie Mae REMICS (c)	5.5000	1/25/2033	103,592
14,118	Fannie Mae REMICS (b,c)	0.7216	5/25/2033	14,168
469,848	Fannie Mae REMICS (c)	5.0000	1/25/2034	482,601
126,178	Fannie Mae REMICS (c)	5.0000	4/25/2034	132,123
112,130	Fannie Mae REMICS (c)	5.5000	4/25/2035	121,758
83,967	Fannie Mae REMICS (c)	5.5000	11/25/2035	87,305
11,042	Fannie Mae REMICS (c)	3.5000	9/25/2036	11,042
397,537	Fannie Mae REMICS (b,c)	6.0684	5/25/2037	444,643
380,193	Fannie Mae REMICS (b,c)	3.6166	8/25/2038	403,564
1,036,629	Fannie Mae REMICS (c)	5.0000	6/25/2040	1,163,633
485,407	Fannie Mae REMICS (b,c)	1.4216	6/25/2043	494,923
3,570,000	Fannie Mae-Aces (b,c)	1.1290	11/25/2022	3,576,516
3,725,000	Fannie Mae-Aces (b,c)	3.0920	4/25/2027	3,793,834
				101,528,622
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 33.3%
625,047	Ginnie Mae II Pool (b)	1.7400	6/20/2058	636,828
1,882,841	Ginnie Mae II Pool	4.6500	1/20/2061	1,961,728
466,536	Ginnie Mae II Pool	4.7430	1/20/2061	485,181
1,734,928	Ginnie Mae II Pool	4.8100	2/20/2061	1,818,597
361,155	Ginnie Mae II Pool	4.8260	6/20/2061	387,790
2,346,585	Ginnie Mae II Pool	4.7000	8/20/2061	2,461,803
933,829	Ginnie Mae II Pool (b)	1.4800	12/20/2061	945,902
4,932,950	Ginnie Mae II Pool	4.5210	12/20/2061	5,201,260
1,743,242	Ginnie Mae II Pool	4.4790	2/20/2062	1,844,023
737,079	Ginnie Mae II Pool	4.9170	2/20/2062	776,158
618,789	Ginnie Mae II Pool	4.5600	3/20/2062	654,189
456,564	Ginnie Mae II Pool	4.6390	3/20/2062	483,213
2,462,571	Ginnie Mae II Pool	4.8510	5/20/2062	2,587,105
1,477,288	Ginnie Mae II Pool (b)	1.1980	6/20/2062	1,486,427
1,260,891	Ginnie Mae II Pool	4.6040	6/20/2062	1,339,395
831,415	Ginnie Mae II Pool	4.9090	6/20/2062	875,106
4,172,385	Ginnie Mae II Pool (b)	1.0760	7/20/2062	4,179,760
3,856,973	Ginnie Mae II Pool	4.5240	7/20/2062	4,098,523
3,780,836	Ginnie Mae II Pool	4.5830	7/20/2062	4,017,597
1,863,648	Ginnie Mae II Pool	4.5580	8/20/2062	1,975,025
1,069,480	Ginnie Mae II Pool	4.8080	8/20/2062	1,130,089
3,422,632	Ginnie Mae II Pool (b)	2.4730	9/20/2062	3,637,703
947,724	Ginnie Mae II Pool (b)	2.3190	10/20/2062	1,000,338
2,864,619	Ginnie Mae II Pool	4.5880	10/20/2062	3,050,785
2,867,972	Ginnie Mae II Pool	4.5460	11/20/2062	3,059,109
3,131,364	Ginnie Mae II Pool	4.5830	11/20/2062	3,342,614
2,355,789	Ginnie Mae II Pool	4.4660	12/20/2062	2,521,766
3,136,710	Ginnie Mae II Pool	4.5320	12/20/2062	3,356,541
3,727,765	Ginnie Mae II Pool (b)	2.3210	1/20/2063	3,905,840

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 84.1%
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 33.3% (continued)
$1,870,601	Ginnie Mae II Pool (b)	2.3440	1/20/2063	$1,972,662
2,118,595	Ginnie Mae II Pool (b)	2.0840	2/20/2063	2,213,321
308,596	Ginnie Mae II Pool (b)	2.2030	2/20/2063	323,949
3,332,618	Ginnie Mae II Pool (b)	2.2490	2/20/2063	3,503,837
1,573,737	Ginnie Mae II Pool (b)	2.3600	2/20/2063	1,655,140
1,520,536	Ginnie Mae II Pool (b)	2.5690	2/20/2063	1,611,512
1,253,752	Ginnie Mae II Pool	4.3120	2/20/2063	1,340,900
8,817,658	Ginnie Mae II Pool (b)	2.3590	3/20/2063	9,304,079
4,822,146	Ginnie Mae II Pool	4.5050	4/20/2063	5,169,611
423,046	Government National Mortgage Association (b,c)	0.5945	12/16/2028	423,436
602,883	Government National Mortgage Association (c)	6.5000	4/20/2029	684,471
954,172	Government National Mortgage Association (b,c)	7.2183	7/20/2032	1,078,850
120,355	Government National Mortgage Association (b,c)	5.2414	11/16/2045	128,890
101,579	Government National Mortgage Association (b,c)	4.8971	3/16/2046	108,052
4,857,082	Government National Mortgage Association (b,c)	0.4920	4/20/2061	4,825,000
3,173,165	Government National Mortgage Association (b,c)	0.6920	10/20/2062	3,168,907
3,197,137	Government National Mortgage Association (b,c)	0.6920	12/20/2062	3,193,997
2,624,340	Government National Mortgage Association (b,c)	0.9600	4/20/2063	2,652,455
3,449,862	Government National Mortgage Association (b,c)	4.6069	6/20/2064	3,926,766
1,477,217	Government National Mortgage Association (b,c)	0.6920	7/20/2064	1,468,606
1,013,629	Government National Mortgage Association (b,c)	0.6920	7/20/2064	1,003,285
2,460,691	Government National Mortgage Association (c)	1.7500	3/20/2065	2,456,007
2,561,018	Government National Mortgage Association (b,c)	0.4420	4/20/2065	2,537,729
2,401,402	Government National Mortgage Association (b,c)	0.4920	7/20/2065	2,388,843
				120,360,700
	TOTAL U.S GOVERNMENT AGENCIES (Cost - $306,237,745)			303,742,802

	U.S. TREASURY NOTES - 15.6%
960,000	United States Department of Housing and Urban Development	1.8800	8/1/2019	967,122
5,000,000	United States Treasury Floating Rate Note (b)	0.2601	1/31/2016	5,000,185
5,635,000	United States Treasury Floating Rate Note (b)	0.2841	4/30/2016	5,636,353
11,000,000	United States Treasury Floating Rate Note (b)	0.2851	7/31/2016	11,002,871
6,300,000	United States Treasury Floating Rate Note (b)	0.2681	10/31/2016	6,299,238
15,000,000	United States Treasury Floating Rate Note (b)	0.2891	4/30/2017	14,987,790
4,965,000	United States Treasury Note/Bond	0.3750	2/15/2016	4,965,581
2,367,000	United States Treasury Note/Bond	2.1250	12/31/2022	2,371,715
	TOTAL U.S. TREASURY NOTES (Cost - $51,220,648)			51,230,855

	TOTAL INVESTMENTS - 99.7% (Cost - $357,458,393) (d)			$354,973,657
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%			6,032,186
	TOTAL NET ASSETS - 100.0%			$361,005,843

TBA	To be announced security.

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security - interest rate subject to periodic change.

(c)	Collateralized mortgage obligation (CMO).

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $357,458,393 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,526,163
Unrealized Depreciation:	(5,010,899)
Net Unrealized Depreciation:	$(2,484,736)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

ASSETS
Investment securities:
At cost	$357,458,393
At value	$354,973,657
Cash	9,023,599
Receivable for securities sold	14,037,613
Principal paydown receivable	1,128,332
Interest receivable	716,048
Prepaid expenses and other assets	11,553
TOTAL ASSETS	379,890,802

LIABILITIES
Payable for investments purchased	18,132,956
Distributions payable	324,977
Investment advisory fees payable	269,320
Distribution (12b-1) fees payable	61,487
Payable to related parties	57,241
Trustee fees payable	5,704
Accrued expenses and other liabilities	33,274
TOTAL LIABILITIES	18,884,959
NET ASSETS	$361,005,843

Net Assets Consist Of:
Paid in capital	372,149,387
Accumulated distributions in excess of net investment income	(91,967)
Accumulated net realized loss from investments	(8,566,841)
Net unrealized depreciation on investments	(2,484,736)
NET ASSETS	$361,005,843

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	36,636,404
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.85

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$6,231,398
TOTAL INVESTMENT INCOME	6,231,398

EXPENSES
Investment advisory fees	1,636,308
Distribution (12b-1) fees	363,624
Administrative services fees	210,975
Accounting services fees	65,361
Custodian fees	33,970
Compliance officer fees	22,914
Transfer agent fees	20,652
Trustees’ fees and expenses	18,909
Audit fees	17,523
Legal fees	15,974
Insurance expense	11,966
Printing and postage expenses	5,891
Registration fees	1,021
Other expenses	836
TOTAL EXPENSES	2,425,924
Fees waived by the Advisor	(62,339)
NET EXPENSES	2,363,585

NET INVESTMENT INCOME	3,867,813

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investment transactions	829,846
Net change in unrealized depreciation on investments	(3,313,035)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,483,189)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,384,624

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
FROM OPERATIONS
Net investment income	$3,867,813	$4,438,788
Net realized gain from investment transactions	829,846	500,874
Net change in unrealized appreciation (depreciation) on investments	(3,313,035)	5,388,847
Net increase in net assets resulting from operations	1,384,624	10,328,509

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,178,763)	(6,687,762)
From return of capital	—	(139,123)
Net decrease in net assets from distributions to shareholders	(6,178,763)	(6,826,885)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	47,720,000	12,030,000
Net asset value of shares issued in reinvestment of distributions to shareholders	1,935,360	1,790,541
Payments for shares redeemed	(42,649,462)	(29,359,719)
Net increase (decrease) in net assets from shares of beneficial interest	7,005,898	(15,539,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,211,759	(12,037,554)

NET ASSETS
Beginning of year	358,794,084	370,831,638
End of year *	$361,005,843	$358,794,084
* Accumulated distributions in excess of net investment income	$(91,967)	$(66,312)

SHARE ACTIVITY
Shares Sold	4,785,536	1,201,754
Shares Reinvested	194,332	179,461
Shares Redeemed	(4,277,526)	(2,940,596)
Net increase (decrease) in shares of beneficial interest outstanding	702,342	(1,559,381)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2015		2014		2013		2012	2011 (1)
Net Asset Value, Beginning of Period	$9.98		$9.89		$10.15		$10.12	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.11		0.12		0.08		0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.07)		0.16		(0.17)		0.11	0.17
Total from investment operations	0.04		0.28		(0.09)		0.20	0.29
Less distributions from:
Net investment income	(0.17)		(0.19)		(0.17)		(0.17)	(0.15)
Net realized gains	—		—		—		—	(0.02)
Return of capital	—		(0.00	) (3)	(0.00	) (3)	0.00 (3)	—
Total from distributions	(0.17)		(0.19)		(0.17)		(0.17)	(0.17)
Net Asset Value, End of Period	$9.85		$9.98		$9.89		$10.15	$10.12
Total return (4)	0.38%		2.80%		(0.90)%		1.98%	2.90	% (5)

Net assets, end of period (000s)	$361,006		$358,794		$370,832		$319,225	$91,186
Ratio of gross expenses to average net assets	0.67%		0.70%		0.67%		0.68%	0.87	% (6)
Ratio of net expenses to average net assets	0.65%		0.65%		0.65%		0.65%	0.65	% (6)
Ratio of net investment income to average net assets	1.06%		1.23%		0.78%		0.85%	1.19	% (6)
Portfolio Turnover Rate	27	% (7)	25	% (7)	32%		62%	103	% (5)

(1)	The TransWestern Institutional Short Duration Government Fund commenced operations on January 3, 2011.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total return shown assumes reinvestment of distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	The portfolio turnover rate excludes dollar roll transactions for the year ended December 31, 2015 and the year ended December 31, 2014. If these were included in the calculation the turnover percentage would be 60% and 54%, respectively.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011, and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$303,742,802	$—	$303,742,802
U.S. Treasury Notes	—	51,230,855	—	51,230,855
Total	$—	$354,973,657	$—	$354,973,657

There were no transfers between levels during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $220,362,135 and $214,620,334, respectively of which $118,927,863 in purchases and $119,312,145 in sales were from mortgage dollar roll transactions.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Trust are also officers of GFS.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2015, the Fund incurred $1,636,308 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2015, the Advisor waived fees of $62,339.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2015, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2016	$85,224
December 31, 2017	$169,417
December 31, 2018	$62,339

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2015, pursuant to the Plan, the Advisor received $363,624 of fees.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2015, the Fund did not assess any redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2015	December 31, 2014
Ordinary Income	$6,178,763	$6,687,762
Long-Term Capital Gain	—	—
Return of Capital	—	139,123
	$6,178,763	$6,826,885

As of December 31, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(467,164)	$(8,099,677)	$(91,967)	$(2,484,736)	$(11,143,544)

Other book/tax differences are primarily attributable to the tax adjustment for the accrued dividend payable attributable to return of capital at fiscal year end.

Capital losses incurred after October 31, within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $467,164.

At December 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$3,242,038	$4,857,639	$8,099,677

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Permanent book and tax differences, primarily attributable to tax adjustments for paydowns, resulted in reclassification as of December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$2,285,295	$(2,285,295)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TransWestern Institutional Short Duration Government

Bond Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of TransWestern Institutional Short Duration Government Bond Fund (the “Fund”), a series of Northern Lights Fund Trust, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TransWestern Institutional Short Duration Government Bond Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 29, 2016

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700 Registered with the Public Company Accounting Oversight Board.	cohenfund.com

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
December 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/15	12/31/15	7/1/2015 – 12/31/15
TransWestern	0.65%	$1,000.00	$998.30	$3.27

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/15	12/31/15	7/1/2015 – 12/31/15
TransWestern	0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TransWestern Institutional Short Duration Government Bond Fund – Adviser: TransWestern Capital Advisors, LLC; Loomis Sales: Loomis Sales & Co., L.P.*

In connection with the regular meeting held on November 16-17, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisors, LLC (“TWCA”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). The Trustees also discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between TWCA and Loomis Sales & Co., L.P. (“Loomis Sales”) with respect to the Fund. In considering the renewal of the Advisory Agreement and Sub-Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement and Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Advisory Agreement

Nature, Extent and Quality of Service. The Trustees noted that TWCA was founded in 2006 and currently manages approximately $387 million in assets providing customized investment portfolio advisory services primarily to more than 350 community bank clients in the western states and Great Plains region. They reviewed the background information on the key personnel responsible for servicing the Fund noting their long careers in the industry. The Trustees considered that TWCA’s investment process utilizes the services of a Loomis Sales to manage the portfolio based on a conservative, low risk and liquid strategy designed by TWCA specifically for institutional clients to address their need of finding appropriate investments for their excess liquidity in the current low interest rate environment, while taking into consideration the effects higher interest rates will have on longer term investment products. The Trustees reviewed TWCA’s due diligence and oversight responsibilities of Loomis Sales noting the robust supervision process in place including ensuring Loomis Sales conforms to the narrow parameters of the prospectus, conducting regular communication with Loomis Sales to review portfolio positioning, rate durations, conduct ongoing evaluations of Loomis Sales’ performance, and ongoing monitoring of the portfolio’s risk metrics. They acknowledged that although not all strategy risks can be eliminated, TWCA demonstrates a solid risk management culture and process identifying and addressing key strategy risks related to a bond portfolio while knowing and understanding its target investors’ low risk tolerance levels. They further noted TWCA reported no material compliance or litigation matters since the last advisory renewal. The Board acknowledged that TWCA has done a respectable job of creating value for the Fund’s conservative target investor and has performed its compliance and oversight responsibilities well. The Trustees considered that TWCA reported that its relationship with Loomis Sales is working well. The Board concluded that TWCA should be retained.

Performance. The Trustees noted the Fund’s 5-star Morningstar ranking shows that it has achieved excellent performance and relatively low risk when compared to its Morningstar category peers. They considered that over the 3 year period ended September 2, 2015, the Fund outpaced its category by 63 basis points and over 1 year by 61 basis points. They noted that the Fund also maintained a higher Sharpe ratio of 0.60% compared to 0.10% for the category indicating more reward for the risk taken by the Fund. They considered that, when compared to TWCA chosen benchmark, the Fund has maintained consistent performance over three years and trailed by only 4 basis points for the period ended June 30, 2015. The Trustees concluded that TWCA and Loomis Sales continue to do an excellent job of meeting the Fund objectives and should be retained for the benefit of shareholders.

Fees and Expenses. The Trustees considered TWCA charges an advisory fee of 0.45%, 0.40% after waiver, which is below the peer group average of 0.47% and well within the range of that group. They further noted that the fee was higher than the Morningstar category average of 0.37%, but noted it is significantly lower than the high in the Morningstar category of 0.80%. After discussion, they concluded that the advisory fee was reasonable.

Economies of Scale. The Board considered whether TWCA had realized economies of scale with respect to the management of the Fund and agreed that, based on current asset levels, economies had not yet been reached. The Trustees noted TWCA’s willingness to discuss the matter of breakpoints as the Fund grows and economies of scale become more realistic. The Trustees discussed the breakpoints in the sub-advisory fee, and how the breakpoints benefit TWCA. They agreed that the advisory fee level and potential for breakpoints to the advisory fee should be scrutinized and the fee split discussed in greater detail once TWCA begins earning its full advisory fee. The Trustees concluded that the absence of breakpoints was reasonable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by TWCA and considered whether TWCA’s profitability level was reasonable. They noted TWCA earned a profit during the prior year, but that such profit was modest in terms of a percentage of revenue and small in terms of actual dollars. The Trustees further noted that TWCA waived a portion of its fees during the prior year, thereby decreasing its potential profit. After further discussion, the Trustees agreed that TWCA’s level of profitability was not unreasonable.

Conclusion. Having requested and received such information from TWCA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

Sub-Advisory Agreement

Nature, Extent and Quality of Service. The Trustees noted that Loomis Sales was founded in 1926 and manages approximately $242 billion in assets providing a wide range of investment management services across traditional asset classes and alternative investment for institutional and mutual fund clients worldwide. The Trustees reviewed the background of the key personnel responsible for providing sub-advisory services to the Fund noting the investment team and support personnel possess deep financial industry experience with access to multiple resources. They noted Loomis Sales’ investment process and strategy for the Fund was set by TWCA in accordance with the terms of the sub-advisory agreement and adherence with the Fund’s prospectus. The Trustees considered that Loomis Sales’ research process combines bottom-up investment analysis with macroeconomic and market perspective performed by research teams supported by extensive economic, market, sector, issuer, security, trading and quantitative analysis. They acknowledged that although not all strategy risks can be eliminated, Loomis Sales demonstrates a robust risk management culture and processes that integrate several risk management systems and risk management teams to monitor and measure portfolio risk metrics. They considered that in addition to the oversight by TWCA, Loomis Sales monitors compliance with the Fund’s investment limitations using an integrated and automated compliance management system, linked to its trading and accounting systems performing pre-and post-trade checks based on investment guidelines coded into the system. They considered that Loomis Sales’ broker-dealer selection process and approach to best execution is detailed and thorough taking into consideration various service factors that are reviewed and evaluated by an oversight committee on a quarterly basis. The Trustees noted that an advisory firm the size of Loomis Sayles can expect to have several regulatory, compliance, litigation and/or administrative actions occurring at any given time, but that Loomis Sales disclosed to the Board that there are no actions that would negatively impact Loomis Sales’ ability to service the Fund. They noted that Loomis Sales has added value to the Fund by providing the unique expertise and willingness to execute a conservative fixed income strategy based on TWCA’s specific mandates, goals and risk parameters. The Board concluded that Loomis Sales should continue to provide high quality services to the Fund, TWCA and shareholders.

Performance. The Trustees noted the Fund’s 5-star Morningstar ranking shows that it has achieved excellent performance and relatively low risk when compared to its Morningstar category peers. They considered that over the 3 year period ended September 2, 2015, the Fund outpaced its category by 63 basis points and over 1 year by 61 basis points. They noted that the Fund also maintained a higher sharpe ratio of 0.60% compared to 0.10% for the category indicating more reward for the risk taken by the Fund. They considered that, when compared to TWCA chosen benchmark, the Fund has maintained consistent performance over three years and trailed by only 4 basis points for the period ended June 30, 2015. The Trustees concluded that TWCA and Loomis Sales continue to do an excellent job of meeting the Fund objectives and should be retained for the benefit of shareholders.

Fees and Expenses. The Trustees noted that Loomis Sales receives sub-advisory fees from TWCA according to a schedule that provides for a base fee for the first $50 million of assets under management, and then reduced fees at additional breakpoints thereafter. The Trustees compared the sub-advisory fee to the fees charged by Loomis Sayles to the other accounts it manages, and noted that although the Fund may pay a higher fee than some accounts at lower asset levels, the sub-advisory fee is very competitive and compares favorably at most asset levels. Taking all of this and other factors into account, the Trustees concluded that the sub-advisory fee charged by Loomis Sales was reasonable.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund. They Trustees noted positively that the sub-advisory agreement currently provides for breakpoints, but agreed that economies, with respect to the overall Fund fees and expenses, is a Fund level issue and should be considered with respect to the Fund’s overall advisory contract and fee.

Profitability. The Trustees reviewed the profitability analysis provided by Loomis Sales and considered whether Loomis Sales’ level of profitability was reasonable. The Trustees noted Loomis Sales realized a small profit, both in terms of percent of revenue and actual dollars. The Trustees concluded that Loomis Sales’ level of profitability from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from Loomis Sales as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $15,500

2014 – $15,500

2013 – $14,000

2012 – $13,500

(b)	Audit-Related Fees

2015 – None

2014 – None

2013 – None

2012 – None

(c)	Tax Fees
2015 - $3,000

2014 - $2,500

2013 - $2,500

2012 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2015 – None

2014 – None

2013 – None

2012 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015    2014    2013    2012

Audit-Related Fees:      0.00%  0.00%  0.00% 0.00%

Tax Fees:      0.00%  0.00%  0.00% 0.00%

All Other Fees:      0.00%  0.00%  0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $3,000

2014 - $2,500

2013 - $2,500

2012 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 03/09/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 03/09/2016

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 03/09/2016